The Glenmede Fund, Inc.

High Yield Municipal Portfolio (GHYMX)

Supplement dated February 23, 2023 to the

Bond Prospectus and Statement of Additional Information, each Dated February 28, 2022

Effective immediately, Terrance J. Hults is no longer a portfolio manager of the High Yield Municipal Portfolio. All references to Mr. Hults in the Bond Prospectus and Statement of Additional Information are hereby deleted.

Please retain this Supplement for future reference.